EXHIBIT 99.5

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 8, 2000, between Goldman Sachs Mortgage Company as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     Subject to the terms and conditions hereof, the Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch IBCA Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V., as fiscal agent (in such capacity, the "Fiscal Agent"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class X Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class G and Class H Certificates to Deutsche Bank Securities Inc. and the Class J, Class K, Class L, Class M, Class N and Class O Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to First Union National Bank (in such capacity, an "Initial Purchaser"). The Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     Subject to the terms and conditions hereof, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on March 8, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in March, 2000. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $179,028,010.73, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be calculated and paid pursuant to the Mortgage Loan Purchase Agreement dated September 29, 1999 between the Seller, as purchaser, and the Purchaser, as seller, and the Mortgage Loan Purchase Agreement dated December 23, 1999 between the Seller, as purchaser, and the Purchaser, as seller.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller by GMAC Commercial Mortgage Corporation. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (d) The Seller and the Purchaser intend the transfer of the Mortgage Loans hereunder to be a true sale by the Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with full control of the Mortgage Loans.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

     SECTION 4. Representations, Warranties and Covenants of the Seller.

     (a) Reserved.

     (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. Reserved.

     SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

          (i) this Agreement duly executed and delivered by the Purchaser and the Seller;

          (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

          (iii) a certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

          (iv) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

          (v) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

          (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

          (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Seller; and

          (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. Reserved.

     SECTION 10. Assignment of Supplemental Agreement.

     In connection with the transfer of the Mortgage Loans hereunder, the Seller hereby assigns to the Purchaser all of the Seller's right, title and interest in and to the Supplemental Agreement.

     SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Goldman Sachs Mortgage Company, at 85 Broad Street, New York, NY 10004, Attention: Jay Strauss, facsimile no. (212) 902- 4140 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

     SECTION 12. Reserved.

     SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

     SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

     SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

     SECTION 20. Amendment to Hedge Agreements.

     (a) The Hedge Agreement (the "September Hedge Agreement"), dated as of September 29, 1999, by and between Seller, as owner, and Purchaser, is amended so that the references in the September Hedge Agreement to the dates November 23, 1999 and March 15, 2000 in each of (i) Section 4.1(a)(iv); (ii) Section 4.2;
(iii) the first sentence of Exhibit D to the Hedge  Agreement;  and (iv) Section
(a)(2) of Exhibit D to the Hedge Agreement are amended to read in each case (x) March 16, 2000 with respect to those Mortgage Loans indentified on Exhibit A hereto that are subject to the September Hedge Agreement and (y) June 30, 2000 with respect to those Mortgage Loans (as defined in the September Hedge Agreement) indentified on Exhibit D hereto that are subject to the September Hedge Agreement. The Hedge Agreement (the "December Hedge Agreement" and, together with the September Hedge Agreement, the "Hedge Agreements"), dated as of December 23, 1999, by and between Seller, as owner, and Purchaser is amended so that the references in the December Hedge Agreement to the date March 15, 2000 in each of (i) Section 4.1(a)(iv); (ii) Section 4.2; (iii) the first sentence of Exhibit D to the Hedge Agreement; and (iv) Section (a)(2) of Exhibit D to the Hedge Agreement are amended to read in each case (x) March 16, 2000 with respect to those Mortgage Loans indentified on Exhibit A hereto that are subject to the December Hedge Agreement and (y) June 30, 2000 with respect to those Mortgage Loans (as defined in the December Hedge Agreement) indentified on Exhibit D hereto that are subject to the December Hedge Agreement.

     (b) GMAC Commercial Holdings Corp. affirms the amendments listed in Section 20(a) above as they relate to the Guarantee given in conjunction with the Hedge Agreements.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                   GOLDMAN SACHS MORTGAGE COMPANY,
                                   a New York Limited Partnership

                                   By: Goldman Sachs Real Estate Funding Corp.,
                                   its General Partner

                                   By:  /s/  Robert Christie
                                        ---------------------------------------
                                   Name:     Robert Christie
                                   Title:    Vice President


                                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By:  /s/  David Lazarus
                                        ---------------------------------------
                                   Name:     David Lazarus
                                   Title:    Vice President


Acknowledged and Agreed
with respect to Section 10:


GMAC COMMERCIAL MORTGAGE CORPORATION

By:  /s/  David Lazarus
     -------------------------
Name:     David Lazarus
Title:    Vice President

Acknowledged and Agreed
with respect to Section 20:


GMAC COMMERCIAL HOLDING CORP.

By:  /s/  David Lazarus
     -------------------------
Name:     David Lazarus
Title:    Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


GMACCM - Goldman Sachs Repurchase Facility



Loan
Number               Name                                              Address
  18652              Morgan Square Shopping Center                     200 Morgan Square
  21094              Whale Square                                      14 53rd Street
  22648              For Eyes Optical                                  3122 East Colonial Drive
  23086              Wendover Business Park                            3400-3410 West Wendover Avenue
  23384              Concorde Place Apartments                         2135 Godby Road
  23717              Gatherings Apartments                             3961 Gathering Drive
  23837              University Club Apartments                        2900 Southwest 23rd Terrace
  23947              Parkway Plaza I & II                              24041-24063 Dequindre Rd., 1721 Maple & 24040-24050 Vance
  24028              80 Lafayette Street                               80 Lafayette Street
  24095              CT Produce                                        1450 West La Quinta Road
  24099              Meadows Apartments                                100, 104 & 108 NW 5th Avenue
  24154              Galyan's-Lombard                                  810 Butterfield Road
  24158              Galyan's-Kennesaw                                 691 Ernest W. Barrett Parkway NW
  24317              Freeman Webb Portfolio                            Various
24317-A              British Woods Apartments                          264 British Woods Drive
24317-B              Windover Apartments                               301 Cheshire Drive NW
24317-C              Highland Ridge Apartments                         721 Due West Avenue
  24340              Cotton Farm Manufactured Housing Community        75 Cotton Farm Road
  25196              SunTrust/Gateway Operations Center                8750 Northwest 21st Terrace
  25246              Balboa Village                                    4411 Mercury Street
  25247              El Cajon Cadillac                                 1375, 1385, 1405 East Main Street
  25494              Village at Red Clay Apartments                    2150 Melson Road
  25580              Crossroads Shopping Center                        1128-1298 Vierling Drive
  25942              Casa Cortez Apartments                            1834 Jackson Bluff Road
  26070              Arrowood Manufactured Housing Community           4477 Wrightsboro Road




Loan                                                                                    Interest Rate           Original
Number               City                         State                    Zip          Rate     Type           Balance
  18652              Berkeley Springs             West Virginia              25411      8.770    Fixed           2,369,000.00
  21094              Brooklyn                     New York                   11232      8.875    Fixed           4,210,000.00
  22648              Orlando                      Florida                    32803      8.800    Fixed           1,250,000.00
  23086              Greensboro                   North Carolina             27404      8.120    Fixed           5,450,000.00
  23384              College Park                 Georgia                    30349      8.130    Fixed          12,950,000.00
  23717              Orlando                      Florida                    32817      8.050    Fixed           8,200,000.00
  23837              Gainesville                  Florida                    32608      7.880    Fixed           9,000,000.00
  23947              Hazel Park                   Michigan                   48030      8.440    Fixed           2,950,000.00
  24028              New York                     New York                   10013      8.135    Fixed          48,576,876.00
  24095              Nogales                      Arizona                    85621      8.160    Fixed           1,421,000.00
  24099              Altoona                      Iowa                       50009      8.000    Fixed           1,460,000.00
  24154              Lombard                      Illinois                   60148      8.753    Fixed           8,375,000.00
  24158              Kennesaw                     Georgia                    30144      8.847    Fixed           6,225,000.00
  24317              Various                      Various                  Various      7.730    Fixed          28,500,000.00
24317-A              Nashville                    Tennessee                  37217
24317-B              Knoxville                    Tennessee                  37919
24317-C              Madison                      Tennessee                  37115
  24340              Danville                     New Hampshire               3819      8.300    Fixed           3,490,000.00
  25196              Miami                        Florida                    33172      9.150    Fixed           6,400,000.00
  25246              San Diego                    California                 92111      8.160    Fixed           3,159,000.00
  25247              El Cajon                     California                 92021      8.160    Fixed           3,296,000.00
  25494              Wilmington                   Delaware                   19808      7.940    Fixed           5,395,000.00
  25580              Shakopee                     Minnesota                  55379      8.450    Fixed          12,780,000.00
  25942              Tallahassee                  Florida                    32304      8.090    Fixed           2,350,000.00
  26070              Grovetown                    Georgia                    30813      8.300    Fixed           1,628,000.00



               Cut-Off                                           Anticipated        Day                           Credit
Loan           Date                  Remaining     Maturity      Repayment          Payment   Monthly      ARD    Lease
Number         Balance               Term          Date          Date               Due       Payment      Loan   Loan
  18652          2,366,279.81           118          1/5/10                            5       18,670.78   No     No
  21094          4,198,342.06           117        12/10/09                           10       35,345.15   No     No
  22648          1,246,427.35           127        10/10/10                           10        9,994.31   No     No
  23086          5,427,978.03           114         9/10/09                           10       40,899.09   No     No
  23384         12,897,773.92           114         9/10/09                           10       97,274.59   No     No
  23717          8,183,377.70           117        12/10/09                           10       61,131.78   No     No
  23837          8,974,118.18           116        11/10/09                           10       66,004.26   No     No
  23947          2,944,458.86           117        12/10/09                           10       22,816.32   No     No
  24028         48,443,653.44           116        11/10/09                           10      365,050.85   No     No
  24095          1,414,991.68           116        11/10/09                           10       11,230.96   No     No
  24099          1,455,894.08           116        11/10/09                           10       10,831.50   No     No
  24154          8,345,079.43           114         9/10/09                           10       66,668.19   No     No
  24158          6,203,164.75           114         9/10/09                           10       49,979.64   No     No
  24317         28,500,000.00           115        10/10/09                           10      206,000.05   No     No
24317-A
24317-B
24317-C
  24340          3,483,262.48           117        12/10/09                           10       26,641.58   No     No
  25196          6,389,543.25            81        12/10/06                           10       52,809.79   No     No
  25246          3,150,376.60           116        11/10/09                           10       23,795.96   No     No
  25247          3,282,063.75           116        11/10/09                           10       26,050.14   No     No
  25494          5,385,148.46           117        12/10/09                           10       39,361.17   No     No
  25580         12,764,322.89           118          1/5/10                            5       97,814.64   No     No
  25942          2,346,896.90           118         1/10/10                           10       17,391.14   No     No
  26070          1,624,857.11           117        12/10/09                           10       12,427.65   No     No
                  179,028,011



                                                                  Broker       Additional
Loan                                                              Strip        Servicing         Servicing
Number               Defeasance                                   Loan         Fee Loan          Fee
  18652              Lock/26_Defeasance/92_0%/2                                                  0.1276
  21094              Lock/27_Defeasance/89_0%/4                                                  0.1276
  22648              Lock/29_Defeasance/99_0%/4                                                  0.1276
  23086              Lock/30_Defeasance/88_0%/2                                                  0.1276
  23384              Lock/30_Defeasance/90                                                       0.1276
  23717              Lock/27_Defeasance/92_0%/1                                                  0.1276
  23837              Lock/28_Defeasance/90_0%/2                                                  0.0226
  23947              Lock/27_Defeasance/89_0%/4                                                  0.1276
  24028              Lock/28_Defeasance/89_0%/3                                                  0.1276
  24095              Lock/28_Defeasance/90_0%/2                                                  0.1276
  24099              Lock/28_Defeasance/90_0%/2                                                  0.1276
  24154              Lock/30_Defeasance/88_0%/2                                                  0.1276
  24158              Lock/30_Defeasance/88_0%/2                                                  0.1276
  24317              Lock/29_Defeasance/89_0%/2                                                  0.0776
24317-A
24317-B
24317-C
  24340              Lock/27_Defeasance/91_0%/2                                                  0.0876
  25196              Lock/27_Defeasance/55_0%/2                                                  0.1276
  25246              Lock/28_Defeasance/90_0%/2                                                  0.1276
  25247              Lock/28_Defeasance/90_0%/2                                                  0.1276
  25494              Lock/27_Defeasance/89_0%/4                                                  0.1276
  25580              Lock/26_Defeasance/91_0%/3                                                  0.1276
  25942              Lock/26_Defeasance/90_0%/4                                                  0.1276
  26070              Lock/27_Defeasance/91_0%/2                                                  0.1276

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

        (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C1, without recourse";

        (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by GMAC Commercial Mortgage Corporation ("GMACCM") to be a true and complete copy of the original thereof submitted or, in the case of assignments to GMACCM, to be submitted for recording;

        (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

        (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

        (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

        (vi)    an original or copy of any related  Security  Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

        (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

        (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

        (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating (or a lender's title insurance policy commitment marked to show changes) that all conditions to the issuance of the policy have been satisfied;

        (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

        (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

        (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

        (xiii)  the related Ground Lease or a copy thereof, if any;

        (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan; and

        (xv) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

     Certificate of Officer of Goldman Sachs Mortgage Company (the "Seller")


         I, ________________________________, a ________________________________
of the Seller, hereby certify as follows:

     The Seller is a limited partnership duly organized and validly existing under the laws of the State of New York.

     Attached   hereto  as  Exhibit  I  are  true  and  correct  copies  of  the organizational documents of the Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

         Name                       Office                    Signature
         ----                       ------                    ---------


     Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated March 8, 2000 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Seller, and/or the Mortgage Loan Purchase Agreement, dated March 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and GMAC Commercial Mortgage
Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.


                                      C-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of March __, 2000.


                                        By:  __________________________________
                                        Name:
                                        Title:


     I, [name], [title], hereby certify that  __________________________________
is a duly elected or appointed, as the case may be, qualified and acting ________________________ of the Seller and that the signature appearing above is his or her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of March __, 2000.


                                        By:  __________________________________
                                        Name:
                                        Title:


                                      C-1-2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE OF THE SELLER

                  Certificate of Goldman Sachs Mortgage Company


     In connection with the execution and delivery by Goldman Sachs Mortgage Company (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of March 8, 2000 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this ____th day of March, 2000.

                                        GOLDMAN SACHS MORTGAGE COMPANY


                                        By:  __________________________________
                                        Name:
                                        Title:


                                      C-2-1

                                   EXHIBIT C-3

                    FORM OF OPINION OF COUNSEL TO THE SELLER


March 16, 2000

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Fitch IBCA Inc.

Moody's Investors Service, Inc.

LaSalle Bank National Association

     Re: GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

     I am Counsel to Goldman Sachs Mortgage Company (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer, LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent").

     Certain of the Mortgage Loans were purchased by the Depositor from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. In connection with the transactions described above, the Seller and GMACCM have entered into a Supplemental Agreement, dated as of March 8, 2000 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Seller to the Depositor of all of its right, title and interest in and to the Supplemental Agreement. The Mortgage Loan Purchase Agreement and the Supplemental Agreement are referred to herein as the "Agreements."


                                      C-3-1

Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(e) of the Agreement.

     In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

     In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

     Based upon the foregoing, I am of the opinion that:

     1. The Seller is duly formed and is validly existing as a limited partnership in good standing under the laws of the State of New York and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

     2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the


                                      C-3-2

          Agreements which purport or are construed to provide indemnification with respect to securities law violations.

     3. No consent, approval, authorization or order of a State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

     4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any State of New York or federal statute or regulation or conflict with or result in a material breach or violation of any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.


                                        Very truly yours,


                                      C-3-3

                                    EXHIBIT D
                         MORTGAGE LOANS THAT WILL REMAIN
                           SUBJECT TO HEDGE AGREEMENTS



                                       D-1
                         24576  -  Gaylans  -  Fairfax